Exhibit 99  Joint Filer Information

Name: WPG Enterprise Fund III, LLC                             Name:  WPG Information Sciences Entrepreneur Fund II, LLC
Address: c/o Lightspeed Venture Partners,2200                  Address: c/o Lightspeed Venture Partners,2200
Sand Hill Road, Menlo Park, CA  94025                          Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc. (EHTH)                 Issuer and Ticker Symbol: eHealth, Inc. (EHTH)
Date of Event Requiring Statement: October 12, 2006            Date of Event Requiring Statement: October 12, 2006

Name: Weiss, Peck & Greer Venture Associates IV, LLC           Name:  WPG Information Sciences Entrepreneur Fund II-A,
Address: c/o Lightspeed Venture Partners,2200                  Address: c/o Lightspeed Venture Partners,2200
Sand Hill Road, Menlo Park, CA  94025                          Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc. (EHTH)                 Issuer and Ticker Symbol: eHealth, Inc. (EHTH)
Date of Event Requiring Statement: October 12, 2006            Date of Event Requiring Statement: October 12, 2006

Name: Weiss, Peck & Greer Venture Associates IV Cayman, LP,    Name: WPG VC Fund Adviser, LLC
Address: c/o Lightspeed Venture Partners,2200                  Address: c/o Lightspeed Venture Partners,2200
Sand Hill Road, Menlo Park, CA  94025                          Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc. (EHTH)                 Issuer and Ticker Symbol: eHealth, Inc. (EHTH)
Date of Event Requiring Statement: October 12, 2006            Date of Event Requiring Statement: October 12, 2006

Name: WPG Information Sciences Entrepreneur Fund, LP           Name: WPG VC Fund Adviser II, LLC
Address: c/o Lightspeed Venture Partners,2200                  Address: c/o Lightspeed Venture Partners,2200
Sand Hill Road, Menlo Park, CA  94025                          Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc. (EHTH)                 Issuer and Ticker Symbol: eHealth, Inc. (EHTH)
Date of Event Requiring Statement: October 12, 2006            Date of Event Requiring Statement: October 12, 2006

Name: Weiss, Peck & Greer Venture Associates V, LLC
Address: c/o Lightspeed Venture Partners,2200
Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc. (EHTH)
Date of Event Requiring Statement: October 12, 2006

Name: Weiss, Peck & Greer Venture Associates V-A, LLC
Address: c/o Lightspeed Venture Partners,2200
Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc. (EHTH)
Date of Event Requiring Statement: October 12, 2006

Name:  Weiss, Peck & Greer Venture Associates V Cayman, LP
Address: c/o Lightspeed Venture Partners,2200
Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol: eHealth, Inc. (EHTH)
Date of Event Requiring Statement: October 12, 2006